================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                      AMENDMENT NO. 1 TO SCHEDULE 13E-3
                       RULE 13e-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)

                            ------------------------

                           ILM II SENIOR LIVING, INC.
                              (NAME OF THE ISSUER)


                           ILM II SENIOR LIVING, INC.
                       CAPITAL SENIOR LIVING CORPORATION
                     CAPITAL SENIOR LIVING ACQUISITION, LLC
                      (NAME OF PERSON(S) FILING STATEMENT)


                     COMMON STOCK, PAR VALUE $.01 PER SHARE
                         (TITLE OF CLASS OF SECURITIES)

                                      None
                   ------------------------------------------
                     (CUSIP NUMBER OF CLASS OF SECURITIES)
                            ------------------------

                   J. WILLIAM SHARMAN, JR.
             CHAIRMAN OF THE BOARD OF DIRECTORS,                                      DAVID R. BRICKMAN
            CHIEF EXECUTIVE OFFICER AND PRESIDENT                             VICE PRESIDENT AND GENERAL COUNSEL
                  ILM II SENIOR LIVING, INC.                                  CAPITAL SENIOR LIVING CORPORATION
              1750 TYSONS BOULEVARD, SUITE 1200                                14160 DALLAS PARKWAY, SUITE 300
                TYSONS CORNER, VIRGINIA 22102                                        DALLAS, TEXAS 75240
                        (888) 257-3550                                                  (972) 770-5600


                            ------------------------
      (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON(S) FILING STATEMENT)
                            ------------------------

                                With Copies to:


                  CLIFFORD E. NEIMETH, ESQ.                                       WINSTON W. WALP, II, ESQ.
                    GREENBERG TRAURIG, LLP                                           JENKENS & GILCHRIST
                     THE METLIFE BUILDING                                              1445 ROSS AVENUE
                       200 PARK AVENUE                                                    SUITE 3200
                   NEW YORK, NEW YORK 10166                                          DALLAS, TEXAS 75202
                        (212) 801-9200                                                  (214) 855-4500


     This statement is filed in connection with (check the appropriate box):

          a. /x/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934, as amended.

          b. / / The filing of a registration statement under the Securities Act of 1933, as amended.

          c.  / /  A tender offer.

          d.  / /  None of the above.

     Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: / /

                           CALCULATION OF FILING FEE

           TRANSACTION VALUE*            AMOUNT OF FILING FEE
           ------------------            --------------------
               $67,571,000                    $15,808.10



 * For purposes of calculating the fee only. Assumes the purchase of 5,181,236 shares of ILM II Common Stock, $.01 par value, at $13.04 per share in cash.


/x/ Check box if any of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


Amount previously paid: $15,808.10 (In connection with a transaction
having a transaction value of $67,571,000)                              Filing party: ILM II Senior Living, Inc.
Form or Registration No.: Definitive Proxy Statement on Schedule 14A    Date filed: April 28, 1999


================================================================================

     This amendment to the Rule 13e-3 Transaction Statement on Schedule 13E-3 (this "Statement") is filed jointly by ILM II Senior Living, Inc., a Virginia finite life corporation ("ILM II"), and Capital Senior Living Corporation, a Delaware corporation ("Capital"), on behalf of itself and its wholly owned subsidiary Capital Senior Living Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of Capital ("Acquisition"), relating to the merger (the "Merger") of ILM II with and into Acquisition, with Acquisition continuing as the surviving entity. The Merger will be effected pursuant to the Amended and Restated Agreement and Plan of Merger dated October 19, 1999, as amended on April 18, 2000 (the "Merger Agreement"), among ILM II, Capital and Acquisition. Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock, $0.01 par value, of ILM II ("ILM II Common Stock"), will be converted into the right to receive $13.04 in cash (less applicable withholding taxes), without any interest thereon.



     Concurrently with the filing of this Statement, ILM II has filed with the Commission, pursuant to Rule 101(a)(iii) of Regulation S-T and Rule 14a-6(a), of Regulation 14A, its definitive proxy statement (the "Proxy Statement") and related solicitation materials under cover of Schedule 14A in connection with the special meeting of holders of ILM II Common Stock to be convened to enable such holders to vote upon approval of the Merger Agreement (and the transactions contemplated thereby).


     A copy of the Proxy Statement is attached to this Statement as Exhibit (d) and a copy of the Merger Agreement is attached to the Proxy Statement as Appendix A. All of the information in this Statement and in the Proxy Statement concerning ILM II was supplied by ILM II and all of the information therein concerning Capital and Acquisition was supplied by Capital.

     The cross reference sheet set forth below is supplied pursuant to General Instruction F to Schedule 13E-3 and indicates the location in the Proxy Statement of the information required to be included in response to the items of this Statement. The information in the Proxy Statement, including all appendices thereto, is incorporated herein by reference and the responses to each item of this Statement are qualified in their entirety by such disclosures in the Proxy Statement.

                             CROSS REFERENCE SHEET


    ITEM IN SCHEDULE 13E-3                         CAPTION OR LOCATION IN THE PROXY STATEMENT
------------------------------  ---------------------------------------------------------------------------------
Item 1(a).....................  Cover Page; "Letter to Shareholders;" "Summary--The Parties in the Merger;"
                                "Special Factors--The Merger Agreement"

Item 1(b).....................  "Summary--The Parties in the Merger;" "The Special Meeting--Record Date for the
                                Special Meeting;" "Special Factors--The Merger Agreement"

Item 1(c).....................  "There is No Established Market for ILM II's Common Stock; Dividends"

    ITEM IN SCHEDULE 13E-3                         CAPTION OR LOCATION IN THE PROXY STATEMENT
------------------------------  ---------------------------------------------------------------------------------
Item 1(d).....................  "There is No Established Market for ILM II's Common Stock; Dividends"

Item 1(e).....................  Not Applicable

Item 1(f).....................  Not Applicable

Item 2(a).....................  Cover Page; "Summary--The Parties in the Merger;" "Directors and Executive
                                Officers"

Item 2(b)-(g).................  "Directors and Executive Officers"

Item 3(a)(1)..................  "ILM II's Corporate Structure;" "Management's Discussion and Analysis of
                                Financial Condition and Results of Operations of ILM II--Results of Operations
                                for ILM II;" "Special Factors--Background of the Merger"

Item 3(a)(2)..................  "Special Factors--History;" "Special Factors--Background of the Merger"

Item 3(b).....................  "Special Factors--History;" "Special Factors--Interests of Certain Persons in the
                                Merger;" "Special Factors--Background of the Merger;" "Management's Discussion
                                and Analysis of Financial Condition and Results of Operations of ILM II--Results
                                of Operations for ILM II"

Item 4(a).....................  Cover Page; "Questions and Answers About the Merger;" "Summary--The Merger;"
                                "Summary--Purposes and Reasons for the Merger;" "Special Factors--The Merger
                                Agreement;" "Special Factors--The Merger--General;" "Special Factors--Background
                                of the Merger"

Item 4(b).....................  Not Applicable

Item 5(a), (b)................  "Summary--The Merger;" "Special Factors--The Merger--General;" "Special
                                Factors--The Merger Agreement"

Item 5(c).....................  "Summary--Conflicts of Interest of ILM II Management;" "Special Factors--Plans
                                and Proposals of ILM II and Capital"

Item 5(d).....................  "Summary--Plans and Proposals of ILM II and Capital if the Merger Occurs;"
                                "Special Factors--The Merger--General;" "Special Factors--The Merger Agreement"

Item 5(e).....................  "Summary--Plans and Proposals of ILM II and Capital if the Merger Occurs;"
                                "Special Factors--The Merger--General;" "Special Factors--The Merger Agreement"

Item 5(f).....................  "The Special Meeting--Record Date for the Special Meeting;" "Special
                                Factors--Plans and Proposals of ILM II and Capital"

    ITEM IN SCHEDULE 13E-3                         CAPTION OR LOCATION IN THE PROXY STATEMENT
------------------------------  ---------------------------------------------------------------------------------
Item 5(g).....................  "Summary--The Merger;" "Special Factors--The Merger Agreement;" "Special
                                Factors--Plans and Proposals of ILM II and Capital"

Item 6(a).....................  "Questions and Answers About the Merger;" "Summary--The Merger--The payment you will receive for your shares of ILM II common stock;" "Special Factors--The
                                Merger--General;" "Summary--Third Party Financing of the Merger;" "Estimated
                                Costs and Financing of the Merger"

Item 6(b).....................  "Summary--The Merger--Termination Fees;" "Summary--Payments to our Financial
                                Advisors;" "Special Factors--Termination Fees; Reimbursement of Expenses;"
                                "Estimated Costs and Financing of the Merger"

Item 6(c).....................  "Summary--Third Party Financing of the Merger;" "Estimated Costs and Financing of
                                the Merger"

Item 6(d).....................  "Summary--Third Party Financing of the Merger;" "Estimated Costs and Financing of
                                the Merger"

Item 7(a)-(c).................  "Questions and Answers About the Merger;" "Summary--Purposes and Reasons for the
                                Merger;" "Special Factors--Recommendation of the ILM II Board;" "Special
                                Factors--Background of the Merger;" "Special Factors--Purposes, Alternatives,
                                Timing and Reasons for the Merger"

Item 7(d).....................  "Summary--The Merger Agreement;" "Special Factors--The Merger--General;"
                                "Material Federal Income Tax Consequences of the Merger" "Special Factors--Plans
                                and Proposals of ILM II and Capital"

Item 8(a), (b)................  "Summary--Opinion of Our Financial Advisor;" "Questions and Answers About the
                                Merger;" "Special Factors--The Merger--History;" "Special Factors--Recommendation
                                of the ILM II Board;" "Special Factors--Background of the Merger;" "Special
                                Factors--Opinion of Cohen & Steers"

Item 8(c).....................  Cover Page; "Questions and Answers About the Merger;" "Summary--The Merger--There
                                are conditions to completing the merger;" "The Special Meeting;" "Special
                                Factors--The Merger Agreement"

Item 8(d).....................  "Special Factors--Interests of Certain Persons in the Merger"

Item 8(e).....................  "Letter to Shareholders;" "Special Factors--Recommendation of the ILM II Board"

Item 8(f).....................  "Special Factors--Background of the Merger"

    ITEM IN SCHEDULE 13E-3                         CAPTION OR LOCATION IN THE PROXY STATEMENT
------------------------------  ---------------------------------------------------------------------------------
Item 9(a)-(c).................  "Summary--Opinion of Our Financial Advisor;" "Special Factors--Recommendation of
                                the ILM II Board;" "Special Factors--Opinion of Cohen & Steers"
Item 10(a)....................  "The Special Meeting--Beneficial Ownership by Directors;" "Special
                                Factors--Interests of Certain Persons in the Merger"
Item 10(b)....................  Not Applicable
Item 11.......................  "Special Factors--Interests of Certain Persons in the Merger"
Item 12(a)....................  "Summary--Plans and Proposals of ILM II and Capital if the Merger Occurs;"
                                "Special Factors--Plans and Proposals of ILM II and Capital"
Item 12(b)....................  "Special Factors--Plans and Proposals of ILM II and Capital"
Item 13(a)....................  "Questions and Answers About the Merger;" "No Appraisal Rights"
Item 13(b)....................  Not Applicable
Item 13(c)....................  Not Applicable
Item 14(a)....................  "Selected Historical Financial Data;" "Management's Discussion and Analysis of
                                Financial Condition and Results of Operations of ILM II"
Item 14(b)....................  Not Applicable
Item 15(a)....................  "Summary--Conflicts of Interest of ILM II Management;" "Special
                                Factors--Interests of Certain Persons in the Merger;" "Directors and Executive
                                Officers;" "The Special Meeting -- Solicitation of Proxies by Soliciting Agent"
Item 15(b)....................  "Notice of Special Meeting to Shareholders;" "Special Factors--Recommendation of
                                the ILM II Board;" "Special Factors--Interests of Certain Persons in the Merger;"
                                "The Special Meeting--Solicitation of Proxies by Soliciting Agent"
Item 16.......................  The Proxy Statement and the appendices attached hereto.
Item 17(a)-(f)................  Exhibits
                                (a) Not Applicable
                                (b) Opinion of Cohen & Steers Capital Advisors LLC
                                (c) Amended and Restated Agreement and Plan of Merger dated October 19, 1999, as amended by the First Amendment dated April 18, 2000.
                                (d) Definitive Proxy Statement on Schedule 14A of ILM II Senior Living, Inc.
                                (e) Not Applicable

ITEM 1. ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

     (a) The information set forth on the Cover Page and in the sections titled "Letter to Shareholders;" "Summary--The Parties in the Merger" and "Special Factors--The Merger Agreement" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in the sections titled "Summary--The Parties in the Merger;" "The Special Meeting--Record Date for the Special Meeting" and "Special Factors--The Merger Agreement" of the Proxy Statement is incorporated herein by reference.


     (c) The information set forth in the section titled "There is No Established Market for ILM II's Common Stock; Dividends" of the Proxy Statement incorporated herein by reference.



     (d) The information set forth in the section titled "There is No Established Market for ILM II's Common Stock; Dividends" of the Proxy Statement incorporated herein by reference.


     (e) Not Applicable

     (f) Not Applicable

ITEM 2. IDENTITY AND BACKGROUND.

     (a) The information set forth on the Cover Page and in the sections titled "Summary--The Parties in the Merger" and "Directors and Executive Officers" of the Proxy Statement is incorporated herein by reference.

     (b)-(g) The information set forth in the section titled "Directors and Executive Officers" of the Proxy Statement is incorporated herein by reference.

ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.


     (a)(1) The information set forth in the sections titled "ILM II's Corporate Structure;" "Management's Discussion and Analysis of Financial Condition and Results of Operations of ILM II--Results of Operations for ILM II" and "Special Factors--Background of the Merger" of the Proxy Statement is herein incorporated by reference.


     (a)(2) The information set forth in the sections titled "Special Factors--History" and "Special Factors--Background of the Merger" of the Proxy Statement is incorporated herein by reference.


     (b) The information set forth in the sections titled "Special Factors--History;" "Special Factors--Interests of Certain Persons in the Merger;" "Special Factors--Background of the Merger" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of ILM II--Results of Operations for ILM II" of the Proxy Statement is incorporated herein by reference.

ITEM 4. TERMS OF THE TRANSACTION.


     (a) The information set forth on the Cover Page and in the sections titled, "Questions and Answers About the Merger;" "Summary--The Merger;"
"Summary--Purposes and Reasons for the Merger;" "Special Factors--The Merger Agreement;" "Special Factors--The Merger--General" and "Special
Factors--Background of the Merger" of the Proxy Statement is incorporated herein by reference.


     (b) Not Applicable.

ITEM 5. PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

     (a), (b) The information set forth in the sections titled "Summary--The Merger;" "Special Factors--The Merger--General" and "Special Factors--The Merger Agreement" of the Proxy Statement is incorporated herein by reference.


     (c) The information set forth in the sections titled "Summary--Conflicts of Interest of ILM II Management" and "Special Factors--Plans and Proposals of ILM II and Capital" of the Proxy Statement is incorporated herein by reference.



     (d) The information set forth in the sections titled "Summary--Plans and Proposals of ILM II and Capital if the Merger Occurs;" "Special Factors--The Merger--General" and "Special Factors--The Merger Agreement" of the Proxy Statement is incorporated herein by reference.



     (e) The information set forth in the sections titled "Summary--Plans and Proposals of ILM II and Capital if the Merger Occurs;" "Special Factors--The Merger--General" and "Special Factors--The Merger Agreement" of the Proxy Statement is incorporated herein by reference.


     (f) The information set forth in the sections titled "The Special Meeting--Record Date for the Special Meeting" and "Special Factors--Plans and Proposals of ILM II and Capital" of the Proxy Statement is incorporated herein by reference.


     (g) The information set forth in the sections titled "Summary--The Merger;" "Special Factors--The Merger Agreement" and "Special Factors--Plans and Proposals of ILM II and Capital" of the Proxy Statement is incorporated herein by reference.


ITEM 6. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.


     (a) The information set forth in the sections titled "Summary--The Merger--The payment you will receive for your shares of ILM II common stock;" "Summary--Third Party Financing of the Merger;" "Special Factors--The Merger--General" and "Estimated Costs and Financing of the Merger" of the Proxy Statement is incorporated herein by reference.



     (b) The information set forth in the sections titled "Summary--The Merger-- Termination Fees;" "Summary--Payments to our Financial Advisors;" "Special Factors--Termination Fees; Reimbursement of Expenses" and "Estimated Costs and Financing of the Merger" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth in the section titled "Summary--Third Party Financing of the Merger;" "Estimated Costs and Financing of the Merger" of the Proxy Statement is incorporated herein by reference.



     (d) The information set forth in the section titled "Summary--Third Party Financing of the Merger;" and "Estimated Costs and Financing of the Merger" of the Proxy Statement is incorporated herein by reference.


ITEM 7. PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

     (a)-(c) The information set forth in the sections titled "Questions and Answers About the Merger;" "Summary--Purposes and Reasons for the Merger;" "Special Factors--Recommendation of the ILM II Board;" "Special Factors--Background of the Merger" and "Special Factors--Purposes, Alternatives, Timing and Reasons for the Merger" of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in the sections titled "Summary--The Merger Agreement;" "Special Factors--The Merger--General;" "Material Federal Income Tax Consequences of the Merger" and "Special Factors--Plans and Proposals of ILM II and Capital" of the Proxy Statement is incorporated herein by reference.

ITEM 8. FAIRNESS OF THE TRANSACTION.

     (a), (b) The information set forth in the sections titled "Summary--Opinion of Our Financial Advisor;" "Questions and Answers About the Merger;" "Special Factors--The Merger--History;" "Special Factors--Recommendation of the ILM II Board;" "Special Factors--Background of the Merger" and "Special Factors--Opinion of Cohen & Steers" of the Proxy Statement are incorporated herein by reference.

     (c) The information set forth on the Cover Page and in the sections titled; "Questions and Answers About the Merger;" "Summary--The Merger--There are conditions to completing the merger;" "The Special Meeting" and "Special Factors--The Merger Agreement" of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in the section titled "Special
Factors--Interests of Certain Persons in the Merger" of the Proxy Statement is incorporated herein by reference.

     (e) The information set forth in the sections titled "Letter to Shareholders" and "Special Factors--Recommendation of the ILM II Board" of the Proxy Statement is incorporated herein by reference.

     (f) The information set forth in the section titled "Special
Factors--Background of the Merger" of the Proxy Statement is incorporated herein by reference.

ITEM 9. REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

     (a)-(c) The information set forth in the sections titled "Summary--Opinion of Our Financial Advisor;" "Special Factors--Recommendation of the ILM II Board" and "Special Factors--Opinion of Cohen & Steers" of the Proxy Statement is incorporated herein by reference.

ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.

     (a) The information set forth in the sections titled "The Special Meeting--Beneficial Ownership by Directors" and "Special Factors--Interests of Certain Persons in the Merger" of the Proxy Statement is incorporated herein by reference.

     (b) Not applicable

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

     The information set forth in the section titled "Special Factors--Interests of Certain Persons in the Merger" of the Proxy Statement is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.


     (a) The information set forth in the sections titled "Summary--Plans and Proposals of ILM II and Capital if the Merger Occurs" and "Special Factors--Plans and Proposals of ILM II and Capital" of the Proxy Statement is incorporated herein by reference.


     (b) The information set forth in the section titled "Special Factors--Plans and Proposals of ILM II and Capital" of the Proxy Statement is incorporated herein by reference.

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

     (a) The information set forth in the sections titled "Questions and Answers About The Merger;" and "No Appraisal Rights" of the Proxy Statement is incorporated herein by reference.

     (b) Not Applicable.

     (c) Not Applicable.

ITEM 14. FINANCIAL INFORMATION.

     (a) The information set forth in the sections titled "Selected Historical Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of ILM II" of the Proxy Statement is incorporated herein by reference.

     (b) Not Applicable.

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.


     (a) The information set forth in the sections titled "Summary--Conflicts of Interest of ILM II Management;" "Special Factors--Interests of Certain Persons in the Merger;" "Directors and Executive Officers" and "The Special Meeting--Solicitation of Proxies by Soliciting Agent" of the Proxy Statement is incorporated herein by reference.


     (b) The information set forth in the sections titled "Notice of Special Meeting to Shareholders;" "Special Factors--Recommendation of the ILM II Board;" "Special

Factors--Interests of Certain Persons in the Merger" and "The Special Meeting-- Solicitation of Proxies by Soliciting Agent" of the Proxy Statement is incorporated herein by reference.

ITEM 16. ADDITIONAL INFORMATION.

     The entirety of the Proxy Statement, including appendices, is incorporated herein by reference.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

     Exhibits


(a)   Not Applicable
(b)   Opinion of Cohen & Steers Capital Advisors LLC.
(c)   Amended and Restated Agreement and Plan of Merger dated October 19, 1999, as amended by the First Amendment dated April 18, 2000.
(d)   Definitive Proxy Statement on Schedule 14A of ILM II Senior Living, Inc.
(e)   Not Applicable


     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, correct and completed.


Dated: May 18, 2000


                                          ILM II SENIOR LIVING, INC.

                                          By:    /s/ J. William Sharman, Jr.
                                                 ---------------------------

                                          Name:  J. William Sharman, Jr.
                                          Title: Chairman of the Board, Chief
                                                 Executive Officer
                                                 and President

                                          CAPITAL SENIOR LIVING CORPORATION

                                          By:    /s/ Lawrence A. Cohen
                                                 ---------------------------
                                          Name:  Lawrence A. Cohen
                                          Title: Chief Executive Officer


                                          CAPITAL SENIOR LIVING ACQUISITION, LLC



                                          By:    /s/ Lawrence A. Cohen
                                                 ---------------------------
                                          Name:  Lawrence A. Cohen
                                          Title: Chief Executive Officer